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                                                                   Exhibit 10.22

                                 CMP MEDIA INC.
                              STOCK INCENTIVE PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

                  This plan shall be known as the CMP MEDIA INC. STOCK INCENTIVE PLAN (the "Plan"). This Plan constitutes an amendment and complete restatement of the CMP Media Inc. 1996 Stock Option Plan. The purpose of the Plan is (a) to secure for the CMP Group and its stockholders the long-term benefits of aligning the personal interests of key employees with those of the Company through the award of equity-based compensation; (b) to aid the CMP Group in attracting and retaining key employees; and (c) to motivate key employees to take a long-term view of the best interests of the CMP Group and contribute actively to its future growth in sales, profits and profitability, consistent with its corporate principles.

                                   ARTICLE II
                                   DEFINITIONS

                  "Affiliates" shall mean shall mean all entities controlling, controlled by or under common control with the Company.

                  "Award" shall mean any Option, Performance Award, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent or any other stock-based award or interest granted to a Participant under the Plan.

                  "Award Agreement" shall mean the agreement entered into between the Company and a Participant setting forth the terms and conditions applicable to an Award granted to such Participant under the Plan, including any Stock Option Agreement entered into in accordance with Section 6.2.

                  "Board of Directors" shall mean the Board of Directors of the Company.

                  "Change In Control" shall mean a direct or indirect transfer of fifty percent (50%) or more of the voting control of the Company or the sale of substantially all of the assets of the Company, in one or more transactions, to (a) one or more persons who are not (i) members of the Leeds Family or (ii) spouses, children or grandchildren of members of the Leeds Family and/or (b) one or more entities which are not controlled by (i) one or more members of the Leeds Family or (ii) one or more of the spouses, children or grandchildren of members of the Leeds Family.
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                  "Class A Stock" shall mean the Class A Common Stock of the
Company.

                  "Closing Price" shall mean the last-quoted price at which shares of Class A Stock were traded at the close of business on a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System.

                  "CMP Group" shall mean the Company or any of its Affiliates.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended

                  "Committee" shall have the meaning specified in Section 3.1.

                  "Common Stock" shall mean all the classes of the Common Stock of the Company collectively.

                  "Company" shall mean CMP Media Inc., a Delaware corporation, or any successor thereto.

                  "Disability" shall mean a physical or mental impairment, as a result of which a Participant shall have been unable, with or without reasonable accommodation, to perform the essential functions of his or her employment position for a period of at least sixteen (16) weeks during any 12-month period.

                  "Dismissal Without Cause" shall mean the involuntary termination of a Participant's employment by the CMP Group on any grounds other than "cause" or the Disability of the Participant. For the purposes hereof, "cause" shall mean (a) the willful and continued failure of the Participant substantially to perform his or her duties as an employee of the CMP Group or comply with the written policies of the CMP Group after the Company (or the Affiliate employing the Participant) has delivered to him or her a written demand for substantial performance or compliance that specifies such failure in reasonable detail; (b) illegal conduct or gross misconduct by the Participant, in either case that is willful and results (or is reasonably likely to result) in material damage to the business or reputation of the CMP Group; or (c) the resignation by the Participant from his or her employment following his or her act or omission which would constitute grounds for dismissal for "cause" hereunder. No act or failure to act on the part of a Participant (other than non-compliance with lawful instructions given to him or her by the CMP Group) shall be considered "willful" unless it is done or omitted to be done by him or her in bad faith or without reasonable belief that such action or omission was in the best interests of the CMP Group.



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                  "Fair Market Value" shall mean the fair market value of a
share of Class A Stock, which shall be (a) the Closing Price on the trading day immediately preceding the date of determination of fair market value [CMP MAY CONSIDER USING A TEN (OR OTHER) DAY CLOSING AVERAGE] or (b) if the Company is privately held and the Class A Stock is not publicly traded, the fair market value of a share of Class A Stock as determined by such method as the Committee shall reasonably designate.

                  "ISO" shall mean an Option which is an incentive stock option within the meaning of Section 422 of the Code.

                  "Leeds Family" shall mean Gerard G. Leeds, Liselotte J. Leeds, Michael S. Leeds, Richard A. Leeds, Daniel H. Leeds, Greg Jobin-Leeds and Jennifer Leeds-Lukehart.

                  "NQSO" shall mean an Option other than an ISO.

                  "Option" shall mean the right of a Participant to purchase any Share pursuant to the Plan.

                  "Option Price" shall mean the price at which a Participant may purchase a Share pursuant to an Option.

                  "Parent Corporation" shall mean a parent corporation as defined in Section 424(e) of the Code.

                  "Participant" shall mean a person who holds an Option granted to him or her under the Plan.

                  "Resignation For Good Reason" shall mean a Participant's resignation from his or her employment with the CMP Group after the CMP Group has, without the Participant's consent, (i) materially reduced his or her package of compensation and benefits, (ii) materially diminished his or her position, authority, duties or responsibilities, or (iii) required him or her to report regularly to an office located more than fifty (50) miles from the office of the CMP Group to which he or she theretofore reported.

                  "Restricted Period" shall mean the period during which a Participants rights to a Restricted Stock Award are restricted pursuant to
Section 7.2.



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                  "Restricted Stock" shall mean an Award of the right to receive any Shares subject to restrictions, if any, as provided in Article VII.

                  "Retirement" shall mean the retirement of a Participant from employment with the Company upon or after attaining the age of sixty-five (65), or such earlier age as the Committee may in its sole discretion approve.

                  "Share" shall have the meaning specified in Article IV.

                  "Subsidiary" means a subsidiary corporation, as defined in
Section 424(f) of the Code.

                                   ARTICLE III
                                 ADMINISTRATION

Section 3.1.  The Committee.

                  The Plan shall be administered by a Stock Compensation Committee consisting of not less than three (3) persons, who shall not be eligible to be granted Awards under this Plan while serving as members thereof (the "Committee"). The Committee shall be designated by the Board of Directors, which may from time to time designate members in substitution for members previously designated and may fill vacancies, however caused, in the Committee.

Section 3.2.  Authority of the Committee.

                  Except as limited by law or by the certificate of incorporation or bylaws of the Company as amended from time to time, and subject to all the provisions of the Plan, the Committee shall have full and discretionary power to administer the Plan, including without limitation the power (a) to select the persons who shall become Participants in the Plan; (b) to determine the terms and conditions of each Award, including but not limited to the price or prices at which Shares may be purchased from the Company, consistent with all of the provisions of the Plan; (c) to construe and interpret the provisions of the Plan and any agreement or instrument entered into under the Plan; (d) to establish, amend, rescind or waive rules and regulations for the Plan's administration; (e) subject to the provisions of Article X, to amend the terms and conditions of any outstanding Award to the extent such amended terms and conditions are consistent with the provisions of the Plan and are within the power of the Committee as provided herein; and (f) to take all such other action and make all such other determinations as may be necessary or advisable in order to administer the provisions of the Plan and effectuate the purposes hereof.


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Section 3.3.  Conduct of Business.

                  The Committee shall hold its meetings at such times and places as it may determine. Meetings need not be in person and prior notice of any meetings shall not be required. The Committee may delegate its authority and duties hereunder to the extent permitted by law.

Section 3.4.  Decisions Binding.

                  All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its employees, officers and stockholders, the Affiliates, their respective employees, officers and stockholders, the Participants, and their estates, representatives and beneficiaries.

                                   ARTICLE IV
                             SHARES SUBJECT TO PLAN

                  Unless otherwise determined by the Board of Directors, the only stock which may be subject to an Award under the Plan shall be shares of Class A Stock. Subject to the adjustment as provided in Section 9.5, the maximum number of shares of Class A Stock reserved and available for Awards under the Plan shall be 1,132,560 shares, consisting of authorized but unissued shares, shares held in the Company's treasury, or a combination of the two (the "Shares"). If any Shares to which an Award relates are forfeited or any Award is settled or terminated without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such award), any Shares counted against the number of Shares reserved under the Plan, shall again be available for Awards under the Plan to the extent of such forfeiture settlement or termination.

                                    ARTICLE V
                          ELIGIBILITY AND PARTICIPATION

Section 5.1.  Eligibility.

                  Awards may be granted only to individuals who are officers or other key employees (including employees who are also directors) of the CMP Group. No Award shall be issued to any employee who is a member of the Committee.



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Section 5.2.  Participation.

                  Participants in the Plan shall be those eligible employees whom the Committee shall designate from time to time to be granted Awards in accordance with the provisions of the Plan.

                                   ARTICLE VI
                                  STOCK OPTIONS

Section 6.1.  Grant of Options.

                  (a) Subject to all the provisions of the Plan, the Company may grant an Option at any time and from time to time to any eligible employee with respect to such number of Shares and upon such terms as the Committee shall determine.

                  (b) Options granted under the Plan may be either nonqualified stock options ("NQSO's") or incentive stock options ("ISO's") intended to meet the requirements of Section 422 of the Code. The maximum number of Shares with respect to which an Option may be granted to any single Participant in any single taxable year of the Company shall be 357,500, subject to adjustment as provided in Section 9.5.

                  (c) Notwithstanding any provision of the Plan to the contrary, no ISO may be granted more than ten years after the date the Plan is adopted.

                  (d) The aggregate Fair Market Value (determined as of the date the option is granted) of the Shares for which any Participant may be granted ISO's which become exercisable for the first time by such participant in any calendar year under this and any other stock option plan maintained by the Company or by any Subsidiary or Parent Corporation of the Employer shall not exceed $100,000.

Section 6.2.  Stock Option Agreement.

                  Each Option granted hereunder shall be evidenced by a written Stock Option Agreement that shall specify the number of Shares which are subject to the Option, the Option Price, the installments, if any, in which the Option shall vest and become exercisable, the date of expiration of the Option and such other terms and conditions as the Committee shall determine and as are consistent with the provisions of the Plan.



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Section 6.3.  Option Price.

                  (a) The Option Price shall be established by the Committee and set forth in the Stock Option Agreement applicable to an Option.

                  (b) In no event shall the Option Price designated by the Committee with respect to any NQSO be less than seventy-five percent (75%) of the Fair Market Value of the Shares subject to the option as of the date that such Option is granted or, if greater, the par value of such Shares.

                  (c) In no event shall Option Price be designated by the Committee with respect to any ISO be less than the Fair Market Value of the Shares subject to the Option as of the date such Option is granted or, if greater, the par value of such Shares. Notwithstanding the foregoing, no ISO shall be granted to any employee who, at the time the Option is granted, owns (directly, or with the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent Corporation thereof, unless the Option Price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Shares subject to the Option on the date the Option is granted.

Section 6.4.  Expiration of Options.

                  Subject to the provisions of Section 6.8, each Option granted hereunder shall expire at such time as the Committee shall designate in the Stock Option Agreement applicable to such Option; provided, however, that it shall in any event expire no later than the tenth (10th) anniversary of the date it is granted. Notwithstanding the foregoing, any ISO granted to any employee who, at the time the Option is granted, owns (directly, or with the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer or of any Subsidiary or Parent Corporation, shall expire no later than the fifth (5th) anniversary of the date it is granted.

Section 6.5.  Exercise of Options.

                  Each Option granted hereunder shall be exercisable at such times and upon such conditions as are designated in the Stock Option Agreement applicable to such Option. To exercise an Option in whole or in part, a Participant shall give the Company a written notice of exercise which specifies the number of Shares to be purchased and is accompanied by payment of the full Option Price for such Shares. An Option may be exercised with respect to fewer than



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all the Shares with respect to which it is then exercisable, but it may not be exercised with respect to less than a full Share.

Section 6.6.  Payment for Shares.

                  Upon exercise of an Option with respect to any Shares, payment of the Option Price may be made (i) by delivering to the Company cash or its equivalent; (ii) by transferring and delivering to the Company previously owned Shares, which shall be valued at their Fair Market Value; (iii) by any other method that may be authorized by the Committee from time to time with respect to such Option; or (iv) by any combination of the foregoing methods of payment.

Section 6.7.  Termination of Employment.

                  (a) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates as a result of his or her death, Disability or Dismissal Without Cause, each Option of the Participant may be exercised only to the extent of (i) the number of Shares with respect to which such Option was exercisable on the date of such termination of employment, plus (ii) with respect to NQSOs, the number of additional Shares with respect to which such Option would have been exercisable upon the vesting of the next scheduled installment, if any, of the NQSO, as provided in the applicable Stock Option Agreement.

                  (b) Unless otherwise determined by the Committee, (i) the event of the Participant's death or Disability, the Option may remain exercisable to such extent for a period of two (2) years after the date of termination of employment or until the expiration date of the Option, whichever is earlier, and (ii) the event of the Participant's Dismissal Without Cause, the Option may remain exercisable to such extent for a period of six (6) months after the date of termination of employment or until the expiration date of the Option, whichever is earlier.

                  (c) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates as a result of his or her Retirement, each Option of the Participant may remain exercisable and, to the extent not already vested, may continue to vest in accordance with the Vesting Schedule for a period of three (3) years after the date of termination of employment or until the expiration date of the Option, whichever is earlier.

                  (d) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates for any reason other than death, Disability, Dismissal Without Cause or Retirement, all rights of the Participant in any Option, to the extent


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they have not already expired or been exercised, shall terminate and be extinguished immediately upon such termination of employment.

                  (e) With respect to any Option that is an ISO, and is not exercised prior to the end of the three (3) month period following the date upon which the Participant terminates employment, or in the event the Participant terminates employment by reason of his or her Disability, the end of the one year period following such termination of employment period, the Option shall cease to be an ISO.

Section 6.8.  Restrictions on Transfer of Options.

                  Unless otherwise designated by the Committee in the Stock Option Agreement applicable to an Option, such Option may not be sold, transferred, pledged, hypothecated, assigned or otherwise alienated or disposed of, other than by will or by the laws of descent and distribution. All Options exercisable during a Participant's lifetime shall be exercised only by such Participant.

                                   ARTICLE VII
                                RESTRICTED STOCK

Section 7.1.  Awards of Restricted Stock.

                  Awards of Restricted Stock may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve, including, without limitation, restrictions on the sale, assignment, transfer or other disposition or encumbrance of such Shares during the Restricted Period and the requirement that the Participant forfeit such Shares back to the Company without any consideration paid by the Company therefor upon failure to satisfy the applicable performance goals within the Restricted Period. Restricted Stock may be granted alone or in addition to other Awards under the Plan.

Section 7.2.  Restricted Period.

                  The Committee shall establish the Restricted Period with respect to each Award of Restricted Stock. The Committee may, in its sole discretion, at the time an Award of Restricted Stock is made, prescribe conditions for the lapse or termination of all or a portion of the restrictions upon the satisfaction of performance goals prior to the expiration of the Restricted Period. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock. Restricted Stock that is not yet vested may be transferred by


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a Participant to a trust for the benefit of the Participant or a member of such
Participant's immediate family, but may not otherwise be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or encumbered.

                  Except as otherwise provided by the Committee pursuant to any Restricted Stock Award, a Participant shall cease vesting in all or any portion of an Award as of the date of his termination of employment for whatever reason. Any Awards that are not vested as of the date of such termination shall be forfeited, provided the Committee may, in its discretion, provide that a Participant whose employment is terminated by the Company without cause and/or following a Change in Control may vest in all or any portion of his Award. Any Awards not so vested shall be forfeited.

Section 7.3. Rights of Holders of Restricted Stock.

                  Except for the restrictions described in Section 7.2, the Participant shall be the owner of the Restricted Stock and shall have all the rights of a shareholder, including the right to receive dividends paid on such Restricted Stock and the right to vote such Restricted Stock.

Section 7.4. Delivery of Restricted Stock.

                  Restricted Stock awarded to a Participant under the Plan may be held under the Participant's name in a book entry account maintained by the Company or, if not so held, stock certificates for Restricted Stock awarded pursuant to the Plan may be registered in the name of the Participant and issued and deposited, together with a stock power endorsed in blank, with the Company or an agent appointed by the Company and shall bear an appropriate legend restricting the transferability thereof. Subject to Section 9.2 below, a Participant shall be entitled to delivery of stock certificates only when they become vested in accordance with the terms of his or her Award and upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee.

Section 7.5. Forfeitures.

                  Except to the extent that the Participant has vested in his Restricted Stock, each Participant's right to Restricted Stock shall be forfeited if and when such Participant ceases to be an employee of the Company or when any prescribed condition for the lapse or termination of restrictions is not satisfied. If forfeited, all such Restricted Stock shall become the property of the Company and shall again immediately become available for award under the Plan and all of the rights of such Participant to such Restricted Stock and as a stockholder shall terminate without further obligation on the part of the Company.





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                                  ARTICLE VIII
                                ADDITIONAL AWARDS

Section 8.1. Performance Awards.

                  The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

                  (a) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

                  (b) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

Section 8.2. Dividend Equivalents.

                  The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

Section 8.3. Deferred Stock.

                  The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

                  (a) Award and Restrictions. Subject to Section 9.2, delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine and set forth in the Deferred Stock Award Agreement.



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                  (b) Forfeiture. Except as otherwise determined by the
Committee, upon termination of employment for other than cause during the applicable deferral period, as provided in the Deferred Stock Award Agreement, all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

Section 8.4. Stock Appreciation Rights.

                  The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

                  (a) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an ISO, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or Change of Control) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which shall be not less than the Fair Market Value of one Share on the date of grant.

                  (b) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control may be granted under this Section 8.4.

Section 8.5. Other Stock-Based Awards.

                  The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or



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exchangeable debt securities, other rights convertible or exchangeable into
Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8.5 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

Section 8.6. Performance-Based Awards.

                  Performance Awards, performance-based Restricted Stock, and certain other Share-based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. As selected by the Committee, the performance goal shall be the attainment of one or more of the preestablished amounts of annual net income, operating income, cash flow, return on assets, return on equity, return on capital or total shareholder return of the Company.

                  The payout of any such Award to a Participant may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

Section 8.7. Maximum Individual Awards.

                  No individual may be granted more than [        ] shares
subject to any combination of Performance Awards, Restricted Stock, or other Share-based Awards subject to performance criteria in any given year. [The maximum payout for any individual for a Performance Award paid in cash is 100 percent of the participant's January 1 base salary for the Year of the Performance Award payment.] The Share amounts in this Section 8.7 are subject to adjustment under Section 9.5 and are subject to the Plan maximum under Article III.

Section 8.8. Stand-Alone, Additional, Tandem, and Substitute Awards.

                  Awards granted under the Plan, may in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.


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Awards granted in addition to or in tandem with other Awards or award may be granted either as of the same time as or a different time from the grant of such other Awards.

Section 8.9.  Exchange Provisions.

                  The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

Section 8.10. Term of Awards.

                  The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award granted under this Article VIII exceed a period of ten years from the date of its grant.

Section 8.11. Form of Payment Under Awards.

                  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

                                   ARTICLE IX
                   ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

Section 9.1.  Award Agreements.

                  Each Award granted hereunder shall be evidenced by a written Award Agreement that shall specify the number of Shares subject to the Award, the installments, if any in which the Award shall vest and become exercisable, the date of the expiration of such Award, and such other terms and conditions as the Committee shall determine.

Section 9.2.  Issuance of Shares.



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                  (a) As soon as practicable after the exercise of an Option or settlement of any other Award, including full payment for the Shares purchased pursuant thereto and the satisfaction of any withholding-tax liability arising with respect to the settlement of any Option or Award, the Company shall duly issue such Shares to the Participant and shall cause to be delivered to the Participant a stock certificate or certificates representing such Shares and bearing such restrictive legends as the Committee may deem necessary or appropriate to ensure compliance with all applicable laws, rules and regulations.

                  (b) Notwithstanding anything to the contrary contained herein, the Company may, in its discretion, defer for not more than six (6) months the issuance and delivery of Shares otherwise deliverable hereunder until completion of the process of listing the Shares on a national exchange or the filing, registration or other qualification of the Shares under any state or federal law, rule or regulation as the Company may deem appropriate, provided that the Company diligently pursues such listing, registration or qualification. The Company may require any Participant to make such representations and furnish such information as the Company may deem appropriate in connection with the issuance or delivery of Shares, in compliance with all applicable laws, rules and regulations.

                  (c) The Committee may impose such restrictions on any Shares issued in settlement of any award as it may deem advisable, including without limitation restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, under any blue-sky or state securities laws applicable to such Shares and under any applicable stockholders' or other agreement.

Section 9.3.  Taxes and Withholding.

                  (a) As a precondition to the delivery of any Shares or other payment in settlement of any Award, the Company shall have the right and authority to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, that are required by law or regulation to be withheld by the Company upon delivery of Shares or other payment under any Award. The Participant may discharge such obligation in whole or in part with respect to the minimum withholding-tax liability arising upon the settlement of any Award (but no more than such minimum) (a) by transferring and delivering to the Company previously owned shares of the Class A Stock, which shall be valued at their Fair Market Value; (b) with the prior approval of the Committee, by authorizing the Company in writing to deduct and retain Shares, valued at their Fair Market Value, as of the date of exercise, from the Shares otherwise to be issued upon settlement; or (c) by any combination of the foregoing methods of payment.



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
                  (b) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Award in gross income at such time as may be permitted under Code Section 83(b) shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

Section 9.4.  Competition.

                  Notwithstanding anything to the contrary contained in this Plan, the Committee may provide under the terms of any Award Agreement that all rights of the Participant in any Award, to the extent such rights have not already expired or been exercised, shall terminate and be extinguished immediately if a Participant engages in competition (as defined in the applicable Award Agreement) with the CMP Group, whether during or after his or her employment. In the event that a Participant receives or exercises an Option or other Award at a time when he or she has already, without the Company's knowledge or consent, commenced engaging in competition with the CMP Group, the Company may, by notice given to the Participant, rescind and void such purported transfer, Award or exercise, and the Participant shall return to the Company immediately upon demand (i) any and all stock certificates representing Shares issued to him or her upon the exercise at such time of such Option or Award and still owned by the Participant, in exchange for which the Company shall return to the Participant any consideration paid for such Shares, or (ii) any other consideration received by the Participant under the Award. The Award Agreements may include such other restrictive covenants as the Committee in its discretion deems necessary or appropriate for the reasonable protection of the CMP Group's business interests.

Section 9.5.  Changes in Capital Structure.

                  In the event that the Company hereafter declares a dividend payable in, or subdivides or combines, shares of the Class A Stock, or engages in a recapitalization, reorganization, merger, consolidation, split-up, transfer of assets, combination or exchange of shares of Common Stock or any other event affecting the Common Stock, the Committee shall make appropriate adjustment in the number (including without limitation the aggregate numbers specified in Article III and Section 5.1(b)) and kind of shares that are or may become subject to Awards granted or to be granted hereunder, and in the exercise Price of Shares which are subject to Awards granted hereunder, and shall take such other action as in its judgment shall be necessary or appropriate to equitably preserve each Participant's rights with respect to such Awards substantially proportionate to his or her respective rights existing prior to such event. The decision of the Committee with respect to any matter referred to in this Section
9.5 shall be conclusive and binding upon Participants. The Company shall give each Participant written


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
notice of any adjustments to an Award of the Participant or the terms and conditions thereof made pursuant to this Section 9.5. Nothing herein is intended to preserve a Participant's equity interest in the Company against dilution resulting from the issuance of additional securities by the Company subsequent to the grant of an Option.

                                    ARTICLE X
                             BENEFICIARY DESIGNATION

                  Each Participant may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) who shall acquire the Participant's rights under the Plan in case the Participant dies before exercising all of such rights. A Participant may designate such beneficiary or beneficiaries by giving the Company written notice thereof in a form prescribed by the Company. Each such designation shall revoke all prior designations by the Participant, and such notice shall be effective only when given to the Company during the Participant's lifetime. In the absence of an effective designation or if all duly designated beneficiaries predecease the Participant, any rights remaining unexercised at the Participant's death shall be exercised by the Participant's estate. In the event of a Participant's death, all actions that the Participant would otherwise be entitled to take under the Plan may be taken by the Participant's beneficiary or estate, as the case may be, and all references in this Plan to "Participant" shall, under such circumstances, be deemed to include such beneficiary or estate.

                                   ARTICLE XI
                             RIGHTS OF PARTICIPANTS

                  No Participant shall acquire any rights as a stockholder of the Company hereunder unless and until, and except to the extent that, a stock certificate representing Shares duly purchased by such Participant pursuant to any Award has been issued to such Participant. Nothing in the Plan shall be deemed to confer upon any Participant the right to continued employment with the CMP Group or to limit in any way the right of the CMP Group or such Participant to terminate the employment of such Participant at any time and for any reason. For the purposes of the Plan, the transfer of a Participant's employment between the Company and an Affiliate or between Affiliates shall not be deemed a termination of employment. No employee of the CMP Group shall have the right to be selected to receive any Award under the Plan, and the granting of any Award to a Participant shall not confer on the Participant any right to be granted any additional Award in the future.

                                   ARTICLE XII
                                CHANGE IN CONTROL

Section 12.1.  Treatment of Outstanding Awards.

                  Except to the extent provided in the Award Agreement, in the event that there is a Change In Control and a Participant's employment with the CMP Group terminates as a result of his or her Dismissal Without Cause or Resignation For Good Reason within three (3) years after such Change In Control, then and in that event the rights of the Participant under all of his or her Awards shall immediately become fully vested and all such Awards shall remain fully exercisable until their respective expiration dates as set forth in the Award Agreements applicable thereto.

Section 12.2.  No Amendment.

                  Notwithstanding any other provision of the Plan or any provision of any Award Agreement, the provisions of this Article XII may not be amended, modified, suspended or terminated in a manner that adversely affects any Award theretofore granted under the Plan to any Participant without the prior written consent of such Participant. In the event of a Change In Control, no changes in the Plan and no adjustments, determinations or other exercises of discretion that are made, pursuant to the Plan or otherwise, by the Committee subsequent to such Change In Control shall be effective if and to the extent that they would have the effect of diminishing the rights of any Participant under the Plan.

                                  ARTICLE XIII
                     AMENDMENT, MODIFICATION AND TERMINATION

Section 13.1.  Amendment.

                  Subject to the provisions of Section 12.2 and Section 13.2, the Board of Directors may at any time and from time to time amend, modify, suspend or terminate the Plan in whole or in part; provided, however, that, in the event that any securities of the Company are publicly held, no amendment which renders the grant or exercise of an Award non-exempt under Rule 16b-3 of the Securities Exchange Act of 1934, including any successor to such Rule, shall be made or be effective.



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
Section 13.2.  Awards Previously Granted.

                  Notwithstanding the provisions of Section 13.1, no amendment, modification, suspension or termination of the Plan shall be effective to the extent it adversely affects in any material way any Award previously granted under the Plan, unless the Participant holding such Award consents in writing thereto. Subject to the terms of the Plan, the Committee may modify the form, terms and conditions of any outstanding Award in such manner, not unfavorable to the Participant, as the Committee in its discretion may determine and, with respect to any Participant subject to foreign tax laws or regulations, the Committee may vary the form, terms and conditions of any Award as the Committee in its discretion may deem necessary or advisable to allow the Participant to qualify for favorable tax treatment under such foreign tax laws or regulations.

                                   ARTICLE XIV
                                 INDEMNIFICATION

                  Any claim under the Plan shall be solely the obligation of the Company. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member (or on behalf of such member) in his or her capacity as a member of the Committee or by reason of any mistake of judgment made by him or her in good faith in such capacity. The Company shall indemnify each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated and shall hold such person harmless against any loss, liability, claim, cost or expense (including reasonable attorneys' fees and any sum paid in settlement of a claim with the approval of the Board of Directors) incurred by or asserted against such person as a result of or arising out of any act or omission to act in connection with the Plan, unless arising out of such person's fraud or bad faith. The right of indemnification provided for in this Article XIV shall be in addition to any rights of indemnification to which such person may be entitled under the certificate of incorporation or bylaws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

                                   ARTICLE XV
                                DURATION OF PLAN

                  This amendment and restatement of the Plan shall be effective on the date of its adoption by the Board of Directors and shall remain in effect, subject to the right of the Board of Directors to amend, modify, suspend or terminate the Plan pursuant to Article XIII, until all Shares have been issued in accordance herewith; provided, however, that in no event may an


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
Award be granted under the Plan after December 31, 2005. Any Awards granted prior to approval of the Plan by the stockholders of the Company shall be made subject to such approval.

                                   ARTICLE XVI
                                   SUCCESSORS

                  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company and shall survive any purchase, merger, consolidation or other disposition of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XVII
                                  MISCELLANEOUS

Section 17.1.  Other Benefit Plans.

                  Neither the grant of an Award nor any income recognized upon exercise of an Award shall be deemed compensation to a Participant for the purposes of any other employee benefit plan of the CMP Group, unless such plan specifically so provides in referring to the Plan by name or the Board of Directors determines otherwise.

Section 17.2.  Applicable Law.

                  To the extent not preempted by federal law, the Plan and all agreements hereunder (including all Award Agreements) shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to its principles regarding choice or conflicts of law.

Section 17.3.  Severability.

                  In the event that any provision of the Plan shall be held for any reason to be illegal or invalid under applicable law, such provision shall be ineffective to the extent of such illegality or invalidity without affecting the remainder of such provision or any other provision of the Plan.

Section 17.4. Gender and Number.

                  Except when otherwise indicated by the context, references herein to one gender shall include the other genders, and references herein to the singular or plural shall include the plural or singular.

Section 17.5.  Headings.

                  The headings of the Articles and Sections of the Plan are for convenience of reference only and shall not be considered in interpreting or construing the Plan.



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